SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005
(February 15, 2005)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	62-0211340

(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

1415 Murfreesboro Road Nashville, Tennessee		37217-2895

(Address of Principal Executive Office)		(Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 15, 2005, Genesco Inc. announced plans for members of its management to make a presentation on the Company at the Wachovia Securities’ 2005 Consumer Growth Conference at 9:35 a.m. Eastern Time on Wednesday, February 16, 2005. A live audio feed of the presentation will be accessible on the Internet through the Company’s website at www.genesco.com. The Company also reaffirmed previously announced earnings guidance for the fourth quarter and fiscal year ended January 29, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 15, 2005, Genesco Inc. announced plans for members of its management to make a presentation on the Company at the Wachovia Securities’ 2005 Consumer Growth Conference at 9:35 a.m. Eastern Time on Wednesday, February 16, 2005. A live audio feed of the presentation will be accessible on the Internet through the Company’s website at www.genesco.com. The Company also reaffirmed previously announced earnings guidance for the fourth quarter and fiscal year ended January 29, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

     The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated February 15, 2005, issued by Genesco Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: February 15, 2005	By:	/s/ Roger G. Sisson

	Name: Title:	Roger G. Sisson Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release dated February 15, 2005

4